Long-Term Debt	12 Months Ended
Sep. 26, 2020
Long-Term Debt [Abstract]
Long-Term Debt
3.  Long-Term Debt

Long-term debt consists of the following:

Facility	Maturity Date	September 26, 2020	September 28, 2019
Term loan	October 2022	$1,545	$1,545
Term loan	January 2024	448	489
Term loan	July 2026	4,208	4,250
Revolving line of credit	May 2024	—	—
6.00% Second Priority Senior Secured Notes	October 2022	200	400
5.125% Second Priority Senior Secured Notes	July 2023	300	700
1.00% First Priority Senior Secured Notes(a)	July 31, 2025	814	—
4.50% Second Priority Senior Secured Notes	February 2026	500	500
4.875% First Priority Senior Secured Notes	July 2026	1,250	1,250
5.625% Second Priority Senior Secured Notes	July 2027	500	500
1.50% First Priority Senior Secured Notes(a)	July 31, 2027	436	—
Debt discounts and deferred fees		(85)	(112)
Finance leases and other	Various	121	167
Retired debt	Various	—	1,676
Total long-term debt		10,237	11,365
Current portion of long-term debt		(75)	(104)
Long-term debt, less current portion		$10,162	$11,261
(a)	Euro denominated

Fiscal 2020 Activity

In January 2020, the Company (i) issued €700 million aggregate principal amount of 1.00% first priority senior secured notes due 2025 and €375 million aggregate principal amount of 1.50% first priority senior secured notes due 2027 (the “Euro notes”) and (ii) refinanced its existing $4.25 billion Term loan maturing in July 2026, resulting in a 50 basis point interest rate reduction. The proceeds of the Euro notes were used to prepay the entire outstanding amount of our existing euro denominated Term loan. Debt extinguishment costs of $18 million, primarily compromised of deferred debt discount and financing fees, were recorded in Other expense, net on the Consolidated Statements of Income upon the extinguishment of the euro Term loan.

Berry Global, Inc. Senior Secured Credit Facility

Our wholly owned subsidiary Berry Global, Inc.’s senior secured credit facilities consist of $6.2 billion of term loans and an $850 million asset-based revolving line of credit.  The availability under the revolving line of credit is the lesser of $850 million or based on a defined borrowing base which is calculated based on available accounts receivable and inventory.

The term loan facility requires minimum quarterly principal payments, with the remaining amount payable upon maturity.  The Company may voluntarily repay outstanding loans under the senior secured credit facilities at any time without premium or penalty, other than customary “breakage” costs with respect to eurodollar loans.  All obligations under the senior secured credit facilities are unconditionally guaranteed by the Company and, subject to certain exceptions, each of the Company’s existing and future direct and indirect domestic subsidiaries.  The guarantees of those obligations are secured by substantially all of the Company’s assets as well as those of each domestic subsidiary guarantor.

Despite not having financial maintenance covenants, our debt agreements contain certain negative covenants.  We are in compliance with all covenants as of September 26, 2020.  The failure to comply with these negative covenants could restrict our ability to incur additional indebtedness, effect acquisitions, enter into certain significant business combinations, make distributions or redeem indebtedness.

Future maturities of long-term debt as of fiscal year end 2020 are as follows:

Fiscal Year	Maturities
2021	$75
2022	75
2023	1,811
2024	785
2025	864
Thereafter	6,712
$10,322

Interest paid was $430 million, $330 million, and $253 million in fiscal 2020, 2019, and 2018, respectively.

Debt discounts and deferred financing fees are presented net of Long-term debt, less the current portion in the Consolidated Balance Sheet and are amortized to Interest expense through maturity.